[EXHIBIT 10gg TO COLONIAL GAS COMPANY
               FORM 10-K FOR THE YEAR ENDED 12/31/93]




        FIRM GAS TRANSPORTATION SERVICE AGREEMENT         Rate Schedule FTS
       PURSUANT TO SECTION 284, SUBPART "G" or "B"        Option SCO Yes [ ]
    between KOCH GATEWAY PIPELINE COMPANY, as KGPC, and               No [X]
            COLONIAL GAS COMPANY, as CUSTOMER

Reference No.: 9580    Contract No.: 16247   Contract Date: December 1, 1993

CUSTOMER               CUSTOMER Billing:     Primary Term:  3 yrs.
Correspondence:

 COLONIAL GAS COMPANY  COLONIAL GAS COMPANY  Beginning 7:00 A.M. on
 40 Market Street      40 Market Street         December 1, 1993
 Lowell, MA  01852     Lowell, MA  01852     Thru 7:00 A.M. on October 31,
                                                1996
 Attn: John P.          Attn: John P.
         Harrington             Harrington

 Telephone No.          Telephone No.                  Contract
  (508)458-3177 x3440    (508)458-3177 x3440  Maximum Daily Quantity (MDQ)
 Fax No.                Fax No.                       3,310  MMBtu
  (508) 459-2314         (508) 459-2314         Contract Rate Type: IV



 KGPC's Customer        Telephone No. (800)890-0205   Fax No. (713)229-4624
 Service Dept:
 CUSTOMER's Dispatcher:  Telephone No. (508)458-3177  Fax No. (508)459-2314
   Joseph P. Murphy                         x3439

 Primary Receipt Point(s):

    Station Location                               Primary Point MDQ
         Number              Description                 (MMBtu)

                    --------  SEE EXHIBIT A --------



         (Additional Primary Receipt Points may be continued on Exhibit A which is hereby incorporated by reference)


 Primary Delivery Point(s):

    Station Location                               Primary Point MDQ
         Number              Description                 (MMBtu)


                     -------- SEE EXHIBIT B --------




            (Additional Primary Delivery Points may be continued on
              Exhibit B which is hereby incorporated by reference)

        (ALL POINTS ARE AVAILABLE AS SUPPLEMENTAL RECEIPT AND DELIVERY
                      POINTS UP TO THE CONTRACT MDQ)

  Special          Service hereunder is provided pursuant to Section 284
   Provisions:  either Subpart G or B. Please indicate below as appropriate:
  Subpart G [X] Service hereunder is subject to Section 284.223, Title
                18, of the Code of Federal Regulations and may not exceed one hundred twenty (120) days unless the transportation arrangement herein provided has been authorized under the prior notice procedures of Section 157.205 of the Code of Federal Regulations, or
  Subpart B [ ] Service hereunder is subject to Section 284.101, Title
                18, of the Code of Federal Regulations, and CUSTOMER must execute Exhibit C and the affidavits attached thereto, all of which are hereby incorporated by reference and made a part of this Agreement.
     THE STANDARD TERMS AND CONDITIONS SET FORTH ON THE REVERSE SIDE ARE INCORPORATED HEREIN BY REFERENCE. IF YOU ARE IN AGREEMENT WITH THE FOREGOING, PLEASE INDICATE IN THE SPACE PROVIDED BELOW.

KGPC       Signature:

           Name:  R. A. Gafvert         Title: President         Date:

CUSTOMER    Signature:

            Name:  John P. Harrington   Title:  Vice President-  Date:
                                                Gas Supply


                        STANDARD TERMS & CONDITIONS


 1. CONDITIONS OF SERVICE: Services provided hereunder are subject to and governed by the applicable rate schedule and the General Terms and Conditions of KGPC's current tariff, as may be revised from time to time, or any effective superseding tariff (Tariff) on file with the Federal Energy Regulatory Commission (FERC). The Tariff is incorporated by reference. In the event of any conflict between this Agreement and the Tariff, the Tariff shall govern as to the conflict. KGPC shall have the right to interrupt service under this Agreement to the extent permitted by the Tariff.

 2. TRANSPORTATION QUANTITY: CUSTOMER may deliver or cause to be delivered to KGPC at the firm Primary Receipt Point(s) and Supplemental receipt point(s) and KGPC agrees to accept, at such point(s) for transporta-tion, daily quantities of natural gas up to the Contract MDQ. KGPC shall redeliver Equivalent Quantities, as defined in the Tariff, to CUSTOMER at firm Primary Delivery Points provided herein, and at Supplemental delivery points as may be determined from time to time. Should CUSTOMER desire a change in the Contract MDQ, CUSTOMER shall notify KGPC in writing of the amount of the increase or decrease and of the date CUSTOMER desires the change to become effective. If KGPC advises it is not agreeable to the changed quantities of gas requested
     in CUSTOMER's notice, the Contract MDQ shall  remain unchanged.   KGPC
     shall review CUSTOMER's request within thirty (30) days subject to the Tariff. Nothing herein shall require KGPC to install equipment or facilities.


 3. QUALITY AND PRESSURE: The gas received and delivered hereunder shall be merchantable and of a quality sufficient to meet the Tariff standards. Gas delivered to KGPC shall be at a delivery pressure adequate to enter KGPC's facilities and such pressure shall not exceed the Maximum Allowable Operating Pressure.

 4.  TERM:   This  Agreement shall become effective as of 7:00  A.M. on the beginning Primary Term Date and continue as stated on the face hereof and month to month thereafter.

 5. TERMINATION: Subject to Section 30 of the General Terms and Conditions of the Tariff, either party may cancel this Agreement effective as of the end of the Primary Term or any succeeding one (1) month period by giving written notice to the other at least thirty (30) days prior to the date on which cancellation is requested. Termination of this Agreement shall not relieve KGPC and CUSTOMER of the obligation to correct any volume imbalances, or CUSTOMER to pay money due to KGPC or KGPC to pay money due to CUSTOMER.

 6. TRANSPORTATION CHARGES: CUSTOMER shall be obligated to pay KGPC monthly for the service provided under this Agreement. CUSTOMER shall pay KGPC for any transportation of liquid hydrocarbons and liquefiables. CUSTOMER shall also pay KGPC a Fuel and Company Used
     Gas allowance in-kind pursuant to the Tariff. Unless otherwise agreed to by KGPC and CUSTOMER, charges hereunder will be the maximum rates specified in the FTS Rate Schedule and/or the FTS Rate Sheet of the Tariff. KGPC may from time to time elect in writing to collect a rate lower than that specified in the FTS Rate Schedule of the Tariff. KGPC shall have no obligation to make refunds to CUSTOMER unless the maximum rate ultimately established by the FERC for the service covered hereby is less than the rate paid by CUSTOMER.

 7. PAYMENTS: Payment shall be made in compliance with the Tariff. Payments by check shall be made to the remittance address indicated on KGPC's invoice. Payment by wire transfer shall be to a bank account designated by KGPC.

 8.  WAIVER:   No  waiver by either party of any one or more  defaults  by the other in the performance of any provisions of this Agreement shall operate or be construed as a waiver of any future default(s), whether of a like or different character.

 9. APPLICABLE LAW: THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, THE PARTIES AGREE THAT TEXAS' CHOICE OF LAW RULES MAY NOT BE USED TO DIRECT OR DETERMINE THAT SOME OTHER STATES' LAW SHALL GOVERN A DISPUTE ARISING UNDER THIS AGREEMENT.

10. SUCCESSORS AND ASSIGNS: This Agreement shall be binding upon and inure to the benefit of the respective heirs, representatives, successors and assigns of the parties hereto. Except as provided in the General Terms and Conditions of the Tariff, neither party may assign, pledge or otherwise transfer or convey its rights, obligations or interests hereunder for any purpose without the prior written consent of the other party, which consent shall not unreasonably be withheld. Any assignment, pledge, transfer or conveyance in breach of this provision is voidable by the non-breaching party.

11.  FILINGS:   Each  party shall make and diligently prosecute, all
     necessary filings with governmental bodies as may be required for the initiation and continuation of the transportation service subject to this Agreement, as well as inform and, upon request, provide copies to the other party of all filing activities. CUSTOMER shall reimburse
     KGPC for all incurred filing fees.   KGPC shall have the unilateral
     right to file with the appropriate regulatory authority and make changes effective in (i) the filed rates and charges applicable under this Rate Schedule, including both the level and design of such rates and charges; and/or (ii) this Rate Schedule and the General Terms and Conditions. Customer shall have the right to protest or contest the aforementioned filings.

12.  NOTICES:   Routine communications shall be considered  delivered when received by ordinary mail. Communications concerning scheduling, curtailments, and changes in nominations shall be made via U-NITE or by fax in the event of failure of KGPC's or the Customer's electronic communication system. CUSTOMER's Dispatcher on the face hereof shall be the recipient on a twenty-four (24) hour basis of all notices regarding scheduling, curtailments, and changes in nominations. Either party shall immediately notify the other of any changes of the designated individuals or addresses herein.

     All Administration Notices and Accounting Matters:

     Koch Gateway Pipeline Company
     P. O. Box 1478
     Houston, Texas  77251-1478
     Attention:  Customer Service



                                                 Master Contract No.:  16247

                               EXHIBIT A
                                   TO
                 FIRM GAS TRANSPORTATION SERVICE AGREEMENT
                                BETWEEN
                     KOCH GATEWAY PIPELINE COMPANY
                                  AND
                         COLONIAL GAS COMPANY
                                 DATED
                           DECEMBER 01, 1993


                            RECEIPT POINT(S)

Point(s) of Receipt:

Gas shall be tendered by Customer for transportation hereunder at the following receipt point(s):

                                                      Gathering Charges and
SLN     Location Description                          Maximum Daily Quantity
                                                         (A)          (B)

10144   The existing interconnection between           $.0000          3,310
        Transporter and Natural Gas Pipeline Co. of
        America near Goodrich, Augustin Viesca, A-77,
        Polk County, Texas.  SLN 10144/671

Service Agreement MDQ                                                -------
Aggregate Firm Receipt Point MDQ                                       3,310
                                                                     =======

Maximum Operating Pressure

Maximum Allowable Operating Pressure (MAOP) is the maximum pressure (psig) at which a pipeline or segment of a pipeline may be operated according to federal safety standards defined in Part 192, Title 49, Code of Federal Regulations or such safety standards, as may be applicable.

Delivery Pressure

Natural gas to be delivered by Customer to Pipeline at any receipt point(s) shall be at a delivery pressure sufficient to enter Pipeline's facilities, at a pressure available in Pipeline's facilities in from time to time; but Customer shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure (MAOP).

Column Headings

(A) Gathering Charge per MMBtu
(B) Maximum Daily Quantity in MMBtu

                               END OF EXHIBIT A

26158:0131t







                                                 Master Contract No.:  16247

                               EXHIBIT B
                                   TO
                 FIRM GAS TRANSPORTATION SERVICE AGREEMENT
                                BETWEEN
                     KOCH GATEWAY PIPELINE COMPANY
                                  AND
                         COLONIAL GAS COMPANY
                                 DATED
                           DECEMBER 01, 1993


                            RECEIPT POINT(S)

Point(s) of Receipt:

Gas shall be tendered by Shipper for transportation hereunder at the following point(s):

                                                     Pipeline Charges and
SLN     Location Description                         Maximum Daily Quantity
                                                 (A)    (B)    (C)     (D)

2471    The existing interconnection          $6.9200  $.0053  $.0025  3,310
        between Transporter and Texas Eastern
        Transmission Corporation near
        Kosciusko, (UGPL to TET), Section 14,
        T-13-N, R-7-E, Attala County,
        Mississippi.  SLN 2471

Service Agreement MDQ                                                -------
Aggregate Firm Receipt Point MDQ                                       3,310
                                                                     =======


Shipper shall initially pay the amounts listed above, however, such amounts are subject to change pursuant to Article VI of this Service Agreement without the need for this Exhibit B to be amended.

Delivery Pressure

Natural gas to be taken by Shipper from Transporter Delivery Point(s) shall be at a pressure sufficient to satisfy the pressure requirement of Texan Eastern at the Delivery Point(s), but not to exceed Koch Gateway Pipeline Company's Maximum Allowable Operating Pressure (MAOP).

Column Headings
(A) Reservaition Charge per MMBtu
(B) Commodity Rate per MMBtu
(C) Annual Charage Adjustment (ACA)
(D) Maximum Daily Quantity in MMBtu

                               END OF EXHIBIT B


26159:0132t

            [END OF EXHIBIT 10gg TO COLONIAL GAS COMPANY
               FORM 10-K FOR THE YEAR ENDED 12/31/93]